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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                           -------------------------------


                                       FORM 8-K


                                    CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of Earliest Event Reported):  MAY 8, 1998


                            MERIDIAN NATIONAL CORPORATION
                  (Exact Name of Registrant as Specified in Charter)


          Delaware                 0-14203                  34-1470518
        (State or Other        (Commission File            (IRS Employer
        Jurisdiction of            Number)               Identification No.)
         Incorporation)


         805 Chicago Street, Toledo, Ohio                            43611
     (Address of Principal Executive Offices)                     (Zip Code)

         Registrant's telephone number, including area code:  (419) 729-3918

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ITEM 4.   CHANGES IN REGISTRANT'S INDEPENDENT ACCOUNTANT

     On May 8, 1998, Ernst & Young LLP ("E&Y") resigned as the Company's independent accountant.

     The reports of E&Y on the Company's financial statements for the fiscal years ended February 28, 1997 and February 29, 1996 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for the fiscal years ended February 28, 1997 and February 29, 1996, and in the period subsequent to February 28, 1997, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report, except for the matter described in the following paragraph.

     In the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 1997, the Company restated its 1995 and 1996 financial statements to adjust the amortization period of a capital lease. The leased asset was being amortized over a thirty-year period as opposed to the lease term of ten years. The restatement reduced previously reported stockholders' equity at February 28, 1994 of $3,169,709 by $358,344. The effect of the restatement was not material to net income (loss). The Company initially disagreed with the capital lease restatement because management believed the transaction as recorded in 1986 was appropriate given the related party relationship with the lessor. E&Y believed that the thirty-year amortization period was inappropriate and that the effect was material to the Company's stockholders' equity. E&Y communicated this disagreement to the audit committee. E&Y has been authorized to respond fully to inquiries of the successor accountant pertaining to this matter.

     The Company is actively seeking to engage a successor independent accountant. The Company's Annual Report on Form 10-K for its fiscal year ended February 28, 1998 is due to be filed with the Securities and Exchange Commission (the "Commission") on or before May 29, 1998. Under the Commission's rules, the Company may take one fifteen-day extension to file its 10-K on a timely basis. Because of a change of independent accountants so close to the required filing date of the Company's 10-K, which must include the Company's audited financial statements for its fiscal year ended February 28, 1998, it is probable that the Company will not be able to timely file its 10-K. Not timely filing the 10-K will preclude the Company from using certain methods of issuing securities until the Company has timely filed all of its


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required reports under the Securities Exchange Act of 1934 for a period of 12 months. The Company's management intends to file the 10-K as soon as is reasonably practicable.

     E&Y has agreed to cooperate fully with the successor accountant, including allowing a review of E&Y's working papers and responding fully to inquiries from the successor accountant.


ITEM 7.   EXHIBITS

Exhibit 16     Letter from former independent accountant







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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MERIDIAN NATIONAL CORPORATION



Dated:  May 15, 1998                    By:  /s/ James L. Rosino
                                             -------------------------
                                             James L. Rosino
                                             Vice President, Finance










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